Exhibit 10.7

EXECUTIVE VERSION

REGISTRATION RIGHTS AGREEMENT

by and among

J1 Holdings Inc.

Altimeter Growth Holdings

Altimeter Growth Corp.

and

the undersigned parties listed as “Investors”

Dated April 12, 2021

FORM OF REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of April 12, 2021, by and among (i) J1 Holdings Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“PubCo”), (ii) Altimeter Growth Holdings, a Cayman Islands limited liability company (“Sponsor”), (iii) Altimeter Growth Corp., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“SPAC”) and (iv) the undersigned parties listed as “Investors” on the signature page hereto (each such person and the Sponsor, an “Investor” and collectively, the “Investors”).

WHEREAS, SPAC, Sponsor and each of the other “Holders” named therein, entered into that certain Registration Rights Agreement, dated as of September 30, 2020, as it may be amended from time to time (the “Prior Agreement”);

WHEREAS, certain existing shareholders of the Company (defined below) are parties to that certain Second Amended and Restated Shareholders’ Agreement in respect of the Company, dated as of June 4, 2019, by and among the Company and the Company shareholders party thereto (the “Company Shareholders’ Agreement”);

WHEREAS, upon the consummation of the transactions contemplated by the Business Combination Agreement (defined below), the Investors will hold Ordinary Shares, options to purchase Ordinary Shares, PubCo RSU Awards and PubCo Warrants, in each case as set forth in the Schedule 1 to this Agreement (as each term is defined herein);

WHEREAS, on the date of this Agreement, (i) PubCo, (ii) SPAC, (iii) J2 Holdings Inc., Ltd., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of PubCo (“Merger Sub 1”), (iv) J3 Holdings Inc., Ltd., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of PubCo (“Merger Sub 2”) and (v) Grab Holdings Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands (the “Company”) entered into that certain Business Combination Agreement (as amended from time to time in accordance with the terms thereof, the “Business Combination Agreement”), pursuant to which, among other things, upon the consummation of the transactions contemplated thereby, SPAC will merge with and into Merger Sub 1, with Merger Sub 1 continuing as the surviving entity and a wholly-owned subsidiary of PubCo (the “Initial Merger” and the closing of the Initial Merger, the “Initial Merger Closing”), and Merger Sub 2 will merge with and into the Company, with the Company continuing as the surviving entity and a wholly-owned subsidiary of PubCo (the “Acquisition Merger” and the closing of the Acquisition Merger, the “Acquisition Merger Closing”), and as a result of which (a) (x) all of the shares of SPAC outstanding immediately prior to the Initial Merger Closing will automatically be cancelled and cease to exist in exchange for the right to receive newly issued PubCo Class A Ordinary Shares, and (y) all warrants of SPAC outstanding immediately prior to the Initial Merger Closing will automatically and without any required action on the part of any holder or beneficiary thereof, be assumed by PubCo and converted into options to purchase PubCo Class A Ordinary Shares (together with the newly issued PubCo Class A Ordinary Shares described in this sub-clause (a)(x), the “Initial Merger Consideration”) and (b) (w) all shares of the Company outstanding immediately prior to the Acquisition Merger Closing will automatically be cancelled and cease to exist in exchange for the right to receive newly issued Ordinary Shares, (x) all options to purchase shares in the Company outstanding immediately prior to the Acquisition Merger Closing will automatically and without any required action on the part of any holder or beneficiary thereof, be assumed by PubCo and converted into options to purchase Ordinary Shares (the “PubCo Options”), (y) all restricted shares in the Company issued pursuant to certain Company employee benefit plans outstanding immediately prior to the Acquisition Merger Closing will be converted into PubCo Restricted Shares and (z) all restricted share units to acquire shares in the Company outstanding immediately prior to the Acquisition Merger Closing will be assumed by PubCo and converted into PubCo RSU Awards (the Ordinary Shares, PubCo Options, PubCo Restricted Shares and PubCo RSU Awards described in this sub-clause (b)(w) through (z), together with the Initial Merger Consideration, the “Shareholder Merger Consideration”), all upon the terms and subject to the conditions set forth in the Business Combination Agreement;

WHEREAS, in connection with the execution of the Business Combination Agreement, certain of the Investors have entered into, or will prior to the Acquisition Merger Closing enter into, certain other agreements with PubCo, pursuant to which, among other things, such Investor has agreed not to transfer the Shareholder Merger Consideration held by such Investor for a certain period of time after the Acquisition Merger Closing (each such agreement (which for the avoidance of doubt shall include the Company Support Agreement (as defined below)), as amended from time to time in accordance with the terms thereof, a “Lock-Up Agreement”), in each case pursuant to the terms of such Lock-Up Agreement;

WHEREAS, the parties to the Prior Agreement desire to terminate, effective as of the Acquisition Merger Closing, the Prior Agreement to provide for the terms and conditions included herein;

WHEREAS, that certain Voting, Support and Lock-Up Agreement and Deed, dated the date hereof, by and among SPAC, PubCo, the Company and the Company shareholders party thereto (the “Company Support Agreement”) provides that the Company Shareholders’ Agreement shall be terminated effective as of the Acquisition Merger Closing and the parties to the Company Shareholders’ Agreement desire, effective as of the Acquisition Merger Closing, to replace the provisions in such Company Shareholders’ Agreement relating to the Registration of Registrable Securities and Registration of Company Shares (each as defined therein) with those herein contained for the benefit of any holder of Company securities which are converted to or otherwise receive Ordinary Shares, PubCo Options, PubCo Restricted Shares, or PubCo RSU Awards at the Acquisition Merger Closing;

WHEREAS, the parties desire to enter into this Agreement to provide the Investors with certain rights relating to the registration of certain securities of PubCo held by the Investors; and

WHEREAS, the parties desire for this Agreement to be effective only upon the consummation of the Acquisition Merger Closing.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

DEFINITIONS. The following capitalized terms used herein have the following meanings:

“Affiliate”, in respect of any person or entity, means (a) any direct and/or indirect shareholder, quotaholder, member, manager, partner or general partner of such person or entity or (b) any other person or entity that, directly or indirectly, is in control, is controlled by, or is under common control or management with, such person or entity.

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Amended and Restated Forward Purchase Agreements” means the Amended and Restated JS Forward Purchase Agreement and the Amended and Restated Sponsor Affiliate Forward Purchase Agreement.

“Amended and Restated JS Forward Purchase Agreement” means the amended and restated forward purchase agreement, dated as of the date hereof, pursuant to which, among other things, and subject to the terms and conditions set forth therein, JS Capital, has agreed to purchase 2,500,000 PubCo Class A Ordinary Shares and 500,000 PubCo Warrants for an aggregate price equal to $25,000,000 immediately prior to the Acquisition Merger Closing.

“Amended and Restated Sponsor Affiliate Forward Purchase Agreement” means the amended and restated forward purchase agreement, dated as of the date hereof, pursuant to which, among other things, and subject to the terms and conditions set forth therein, Sponsor Affiliate, has agreed to purchase 17,500,000 PubCo Class A Ordinary Shares and 3,500,000 Sponsor PubCo Warrants for an aggregate price equal to $175,000,000 immediately prior to the Acquisition Merger Closing.

“Amended and Restated Warrant Agreement” means the Warrant Agreement, as amended by the assignment and assumption agreement, dated as of the date hereof, pursuant to which, among other things, and subject to the terms and conditions set forth therein, SPAC will assign to PubCo all of its rights, interests, and obligations in and under the Warrant Agreement and (b) amend the Warrant Agreement to change all references to Warrants (as such term is defined therein) to PubCo Warrants (and all references to Ordinary Shares (as such term is defined therein) underlying such warrants to PubCo Class A Ordinary Shares).

“Backstop Agreement” means the agreement, dated as of the date hereof, entered into among SPAC, the Company, PubCo and Sponsor Affiliate, pursuant to which, among other things, and subject to the terms and conditions set forth therein, Sponsor Affiliate agrees to purchase up to a specified number of PubCo Class A Ordinary Shares, based on the number of SPAC ordinary shares redeemed by SPAC shareholders, immediately prior to the Acquisition Merger Closing.

“Business Day” means a day on which commercial banks are open for business in New York, USA, the Cayman Islands and the Republic of Singapore, except a Saturday, Sunday or public holiday (gazetted or ungazetted and whether scheduled or unscheduled).

“Commission” means the Securities and Exchange Commission, or any other Federal agency then administering the Securities Act or the Exchange Act.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“JS Capital” means, JS Capital LLC, a Delaware limited liability company.

“Key Executive” means (a) any of Anthony Tan, Tan Hooi Ling and Ming Maa, or (b) a Permitted Entity of any of them. For the avoidance of doubt, Hibiscus Worldwide Ltd. is a Permitted Entity of Anthony Tan.

“Ordinary Shares” means PubCo Class A Ordinary Shares (including any PubCo Class A Ordinary Shares issued upon conversion of PubCo Class B Ordinary Shares) and PubCo Class B Ordinary Shares.

“Permitted Entity”, with respect to a Key Executive, has the meaning set forth in the PubCo Charter.

“PIPE Securities” means those securities sold to PIPE Investors in accordance with the PIPE Subscription Agreements.

“PIPE Subscription Agreements” means the agreements, dated as of the date hereof, entered into by and among PubCo, SPAC and the other parties thereto, pursuant to which such other parties will subscribe for PubCo Class A Ordinary Shares, immediately prior to the Acquisition Merger Closing; provided that the Amended and Restated JS Forward Purchase Agreement any Sponsor Subscription Agreement shall be deemed not to be a PIPE Subscription Agreement.

“PubCo Charter” means the Memorandum of Association of PubCo, to be adopted by PubCo pursuant to the Business Combination Agreement as of the Acquisition Merger Closing.

“PubCo Class A Ordinary Shares” means Class A ordinary shares, par value $0.000001 per share, of PubCo.

“PubCo Class B Ordinary Shares” means Class B ordinary shares, par value $0.000001 per share of PubCo.

“PubCo Restricted Shares” means all restricted shares in the Company outstanding immediately prior to the consummation of the Acquisition Closing, and which shall be converted to shares of PubCo Class A Ordinary Shares or PubCo Class B Ordinary Shares, as applicable, in connection with the consummation of the transactions contemplated by the Business Combination Agreement.

“PubCo RSU Awards” means all outstanding restricted share units to acquire shares in the Company, as shall be converted to restricted units to acquire PubCo Class A Ordinary Shares or PubCo Class B Ordinary Shares, as applicable, in connection with the consummation of the transactions contemplated by the Business Combination Agreement.

“PubCo Sponsor Warrants” means the aggregate of 12,000,000 warrants to acquire PubCo Class A Ordinary Shares, to be issued by PubCo at the Initial Merger Closing in consideration of the conversion of warrants exercisable for Class A ordinary shares of SPAC held by Sponsor in connection with the consummation of the transactions contemplated by the Business Combination Agreement.

“PubCo Warrants” means the warrants exercisable for PubCo Class A Ordinary Shares issued in connection with the consummation of the transactions contemplated by the Business Combination Agreement.

“Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means the number of Ordinary Shares set forth on the Schedule to this Agreement, including Ordinary Shares (i) issued or issuable to any Investor in exchange for shares of SPAC or the Company pursuant to the Business Combination Agreement, (ii) issued pursuant to the Amended and Restated JS Forward Purchase Agreement, (iii) issued pursuant to any Sponsor Subscription Agreement, (iv) issued or issuable upon the exercise of PubCo Options; (v) constituting PubCo Restricted Shares, (vi) issued or issuable upon conversion of PubCo RSU Awards, (vii) issued or issuable upon conversion of Class B Ordinary Shares, and (viii) issued or issuable pursuant to the exercise of the PubCo Sponsor Warrants, or PubCo Warrants sold to Sponsor Affiliate or JS Capital pursuant to the Amended and Restated Forward Purchase Agreements, and all Ordinary Shares issued or issuable to any holder with respect to such securities by way of any share split, share dividend or other distribution, recapitalization, share exchange, share reconstruction, amalgamation, contractual control arrangement or similar event; provided, for the avoidance doubt, Registrable Securities shall not include any securities issued pursuant to any PIPE Subscription Agreement or the Amended and Restated Warrant Agreement (other than any PubCo Sponsor Warrants, or warrants to acquire PubCo Class A Ordinary Shares sold to Sponsor Affiliate or JS Capital pursuant to the Amended and Restated Forward Purchase Agreements). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by PubCo and the holder of such securities is able to immediately sell such securities under Rule 144 of the Securities Act without any restrictions on transfer (including, without application of paragraphs (c), (d), (e), (f), and (h) of Rule 144 of the Securities Act); (c) such securities were registered under the Securities Act and issued by PubCo to the holder thereof pursuant to the Transaction Form F-4 and are freely transferable by such holder; or (d) such securities shall have ceased to be outstanding.

“Registration Statement” means a registration statement filed by PubCo with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities (other than a registration statement on Form F-4, Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Side-by-Side Sponsor Subscription Agreement” means the agreement, dated as of the date of this Agreement, entered into by and among PubCo, SPAC and the Sponsor Affiliate, pursuant to which the Sponsor Affiliate will subscribe for PubCo Class A Ordinary Shares immediately prior to the Acquisition Merger Closing.

“Sponsor Affiliate” means Altimeter Partners Fund, L.P., a Delaware limited partnership.

“Sponsor Subscription Agreement” means any of the Backstop Agreement, the Amended and Restated Sponsor Affiliate Forward Purchase Agreement or the Side-by-Side Sponsor Subscription Agreement.

“Transaction Form F-4” means the Form F-4 filed by PubCo pursuant to the Business Combination Agreement and declared effective by the Commission prior to the Acquisition Merger Closing.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

“Underwritten Takedown” shall mean an underwritten public offering of Registrable Securities pursuant to the Resale Shelf Registration Statement, as amended or supplemented.

“Warrant Agreement” means the Warrant Agreement, dated as of September 30, 2020, by and between SPAC and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent.

1.1          Table of Defined Terms.

Defined Term	Page

10b-5	19
Acquisition Merger	1
Acquisition Merger Closing	1
Addendum Agreement	25
Affiliate	3
Agreement	1, 3
Amended and Restated Forward Purchase Agreements	3
Amended and Restated JS Forward Purchase Agreement	3
Amended and Restated Sponsor Affiliate Forward Purchase Agreement	3
Amended and Restated Warrant Agreement	4
Backstop Agreement	4
Business Combination Agreement	1
Business Day	4
Commission	4
Company	1
Company Shareholders’ Agreement	1
Company Support Agreement	2
Demand Registration	13
Demand Takedown	11
Demanding Holder	13
Demanding Holders	13
Effectiveness Period	18
Exchange Act	4
Form F-1	9
Form F-3	10
Holders	1
Indemnified Party	22
Indemnifying Party	22
Initial Demanding Holders	13
Initial Merger	1
Initial Merger Closing	1
Initial Merger Consideration	2
Investor	1
Investor Indemnified Party	21
Investors	1
JS Capital	4
Key Executive	4
Lock-Up Agreement	2
Maximum Number of Shares	14
Merger Sub 1	1
Merger Sub 2	1
New Registration Statement	11

Notices	25
Ordinary Shares	4
Other Registrable Securities	9
Permitted Entity	4
Piggy-Back Registration	15
PIPE Registration Statement	9
PIPE Registration Statement Cap	9
PIPE Securities	4
PIPE Subscription Agreements	5
Prior Agreement	1
Pro Rata	14
PubCo	1
PubCo Charter	5
PubCo Class A Ordinary Shares	5
PubCo Class B Ordinary Shares	5
PubCo Options	2
PubCo Restricted Shares	5
PubCo RSU Awards	5
PubCo Sponsor Warrants	5
PubCo Warrants	5
Register	5
Registered	5
Registrable Securities	5
Registration	5
Registration Statement	6
Requesting Holder	11
Requesting Holders	11
Resale Shelf Registration Statement	10
SEC Guidance	11
Securities Act	6
Selling Holders	12
Shareholder Merger Consideration	2
Side-by-Side Sponsor Subscription Agreement	6
SPAC	1
Sponsor	1
Sponsor Affiliate	6
Sponsor Commitment Shares	9
Sponsor Subscription Agreement	6
Transaction Form F-4	7
Underwriter	7
Underwritten Takedown	7
Warrant Agreement	7

REGISTRATION RIGHTS.

2.1          Resale Shelf Registration Rights.

2.1.1          Registration Statement Covering Resale of Registrable Securities.

2.1.1.1          PubCo shall within 30 days of the Acquisition Merger Closing file a Registration Statement after the Acquisition Merger Closing, in accordance with and pursuant to the PIPE Subscription Agreements, registering the resale of certain PIPE Securities (the “PIPE Registration Statement”), which is expected to be on Form F-1 or any similar long-form registration statement (“Form F-1”). The PIPE Registration Statement shall, subject to the other provisions of this Section 2.1, also Register (i) all Ordinary Shares issued pursuant to a Sponsor Subscription Agreement or the Amended and Restated JS Forward Purchase Agreement (the “Sponsor Commitment Shares”) and (ii) other Registrable Securities of any other Investor who specifically requests in writing Registration of Registrable Securities held by her/him/it (collectively, the “Other Registrable Securities”); provided, that any written request for Registration pursuant to Section 2.1.1.1(ii) shall have been received by PubCo within 10 days of the Merger Acquisition Closing; provided, further, that:

(x)          if the number of PubCo securities permitted to be registered by the Commission (the “PIPE Registration Statement Cap”) is less than the aggregate number of PIPE Securities, the Sponsor Commitment Shares and the Other Registrable Securities, then PubCo shall include in such PIPE Registration Statement: (i) first, the PIPE Securities that can be sold without exceeding the PIPE Registration Statement Cap; (ii) second, to the extent that the PIPE Registration Statement Cap has not been reached under the foregoing clause (i), the Sponsor Commitment Shares that can be sold without exceeding the PIPE Registration Statement Cap; (iii) third, to the extent that the PIPE Registration Statement Cap has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities held by the Key Executives and the Investors listed in Schedule 2, pro rata in accordance with the number of shares that each such requesting Investor has requested to be included for Registration in such PIPE Registration Statement, regardless of the number of shares held by each such requesting Investor, that can be sold without exceeding the PIPE Registration Statement Cap; and (iv) fourth, to the extent that the PIPE Registration Statement Cap has not been reached under the foregoing clauses (i) (ii) and (iii), the Other Registrable Securities, pro rata in accordance with the number of shares that each such requesting Investor has requested to be included for Registration in such PIPE Registration Statement, regardless of the number of shares held by each such requesting Investor, that can be sold without exceeding the PIPE Registration Statement Cap;

(y)          any Registrable Securities that are subject to any restrictions pursuant to any Lock-Up Agreement may not be sold, transferred or otherwise disposed of following Registration pursuant to the PIPE Registration Statement unless and until permitted by the applicable Lock-Up Agreement, and any such Registrable Securities shall continue to bear restrictive legends (as applicable) until such sale, transfer or disposal becomes permitted under the applicable Lock-Up Agreement; and

(z)          nothing in this Section 2.1.1.1 shall require PubCo to effect an underwritten public offering of any of the PIPE Securities, Sponsor Commitment Shares or Other Registrable Securities that are covered by the PIPE Registration Statement or an Underwritten Takedown.

2.1.1.2          PubCo shall prepare and file or cause to be prepared and filed with the Commission, as soon as reasonably practicable and in any event no later than 45 days following the date that PubCo becomes eligible to use Form F-3 or its successor form (“Form F-3”), a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by Investors of all of the Registrable Securities held by or then issuable to Investors (the “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall be on Form F-3 or another appropriate form permitting Registration of such Registrable Securities for resale by such Investors. PubCo shall use commercially reasonable efforts to cause the Resale Shelf Registration Statement to be declared effective as soon as possible after filing, and once effective, to keep the Resale Shelf Registration Statement continuously effective under the Securities Act at all times until the expiration of the Effectiveness Period.

2.1.2          Notification and Distribution of Materials. PubCo shall notify the Investors in writing of the effectiveness of the Resale Shelf Registration Statement and shall furnish to them, without charge, such number of copies of the Resale Shelf Registration Statement (including any amendments, supplements and exhibits), the prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Shelf Registration Statement or such other documents as the Investors may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Shelf Registration Statement.

2.1.3          Amendments and Supplements. Subject to the provisions of Section 2.1.1 above, PubCo shall promptly prepare and file with the Commission from time to time such amendments and supplements to the Resale Shelf Registration Statement and prospectus used in connection therewith as may be necessary to keep the Resale Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities during the Effectiveness Period.

2.1.4          Notwithstanding the registration obligations set forth in this Section 2.1, in the event the Commission informs PubCo that all of the Registrable Securities cannot, as a result of the application of Rule 415 of the Securities Act, be registered for resale as a secondary offering on a single registration statement, PubCo agrees to promptly (i) inform each of the holders thereof and use its commercially reasonable efforts to file amendments to the Resale Shelf Registration Statement as required by the Commission and/or (ii) withdraw the Resale Shelf Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form F-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, PubCo shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”). Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that PubCo used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by the Investors, subject to a determination by the Commission that certain Investors must be reduced first based on the number of Registrable Securities held by such Investors. In the event PubCo amends the Resale Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, PubCo will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to PubCo or to registrants of securities in general, one or more registration statements on Form F-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Resale Shelf Registration Statement, as amended, or the New Registration Statement.

2.1.5          Notice of Certain Events. PubCo shall promptly notify the Investors in writing of any request by the Commission for any amendment or supplement to, or additional information in connection with, the Resale Shelf Registration Statement required to be prepared and filed hereunder (or prospectus relating thereto). PubCo shall promptly notify each Investor in writing of the filing of the Resale Shelf Registration Statement or any prospectus, amendment or supplement related thereto or any post-effective amendment to the Resale Shelf Registration Statement and the effectiveness of any post-effective amendment.

(a)          If PubCo shall receive a request from (x) the holders of at least 25% of the then outstanding number of Registrable Securities, (y) the Sponsor (who shall not be permitted to demand more than three Demand Takedowns pursuant to this Section 2.1.5) or (z) Key Executive(s) holding a majority in interest of the Registrable Securities held by all Key Executives (the requesting holder(s) shall be referred to herein as the “Requesting Holder”, and collectively as, the “Requesting Holders”) that PubCo effect the Underwritten Takedown of all or any portion of the Requesting Holder’s Registrable Securities, and specifying the intended method of disposition thereof, then PubCo shall promptly give notice of such requested Underwritten Takedown (each such request shall be referred to herein as a “Demand Takedown”) at least 10 Business Days prior to the anticipated filing date of the prospectus or prospectus supplement relating to such Demand Takedown to the other Investors and thereupon shall use its commercially reasonable efforts to effect, as expeditiously as possible, the offering in such Underwritten Takedown of:

(i)          subject to the restrictions set forth in Section 2.2.4, all Registrable Securities for which the Requesting Holder has requested such offering under Section 2.1.5(a); and

(ii)          subject to the restrictions set forth in Section 2.2.4, all other Registrable Securities that any holders of Registrable Securities (all such holders, together with the Requesting Holder, the “Selling Holders”) have requested PubCo to offer by request received by PubCo within 10 days after such holders receive PubCo’s notice of the Demand Takedown, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be offered.

(b)          Promptly after the expiration of the 10 day period referred to in Section 2.1.5(a)(ii), PubCo will notify all Selling Holders of the identities of the other Selling Holders and the number of shares of Registrable Securities requested to be included in such Underwritten Takedown.

(c)          PubCo shall only be required to effectuate two Underwritten Takedowns within any twelve-month period.

(d)          PubCo shall only be required to effectuate one Underwritten Takedown where the Key Executive(s) are the demanding holders.

(e)          PubCo shall only be required to effectuate three Underwritten Takedowns where the Sponsor is the demanding holder.

(f)          If the managing underwriter in an Underwritten Takedown advises PubCo and the Requesting Holder that, in its view, the number of shares of Registrable Securities requested to be included in such Underwritten Takedown exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering, the shares included in such Underwritten Takedown will be reduced by the Registrable Securities held by the Selling Holders (applied on a pro rata basis based on the total number of Registrable Securities held by such Investors, subject to a determination by the Commission that certain Investors must be reduced first based on the number of Registrable Securities held by such Investors).

2.1.6          Selection of Underwriters. PubCo shall have the right to select an Underwriter or Underwriters in connection with such Underwritten Takedown, which Underwriter or Underwriters shall be subject to consultation with the Requesting Holder. In connection with an Underwritten Takedown, PubCo shall enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities in such Underwritten Takedown, including, if necessary, the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with the Financial Industry Regulatory Authority, Inc.

2.1.7          Registrations effected pursuant to this Section 2.1 shall not be counted as Demand Registrations effected pursuant to Section 2.2.

2.2          Demand Registration.

2.2.1          Request for Registration. At any time and from time to time after the expiration of any lock-up to which such securities are subject pursuant to any Lock-Up Agreement, (x) (i) holders of at least 25% of the then outstanding number of Registrable Securities or (ii) if less than all the Registrable Securities of the Investors listed on Schedule 2 are registered pursuant to the PIPE Registration Statement, any of the Investors listed on Schedule 2, (y) the Sponsor (who shall not be permitted to demand more than three Demand Registrations pursuant to this Section 2.2.1) or (z) Key Executive(s) holding a majority in interest of the Registrable Securities held by all Key Executives (in each case, the “Initial Demanding Holders”) may make a written demand for Registration under the Securities Act of at least 15% (or in a case where a Key Executive is the Initial Demanding Holder, such percentage as determined by such Key Executive, or in a case of an Investor listed on Schedule 2 being the Initial Demanding Holder, such percentage as determined by such Investor provided it is no less than all of the Registrable Securities then held by such Investor that were not registered pursuant to the PIPE Registration Statement) (or in a case where the Sponsor is the Initial Demanding Holder, such percentage as determined by the Sponsor) of the then outstanding number of Registrable Securities, on Form F-1 or, if then available, on Form F-3. Each registration requested pursuant to this Section 2.2.1 is referred to herein as a “Demand Registration”. Any demand for a Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. PubCo will notify all Investors that are holders of Registrable Securities of the demand, and each such holder of Registrable Securities who wishes to include all or a portion of such holder’s Registrable Securities in the Demand Registration (each such holder including shares of Registrable Securities in such registration including the Initial Demanding Holders, a “Demanding Holder” and collectively, the “Demanding Holders”) shall so notify PubCo within 15 days after the receipt by the holder of the notice from PubCo. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.2.4 and Section 3.1.2. Under no circumstances shall PubCo be obligated to effect more than (i) three Demand Registrations under this Section 2.2.1 (in cases where the Initial Demanding Holder is not a Key Executive), (ii) one Demand Registration under this Section 2.2.1 (in cases where the Initial Demanding Holder is a Key Executive), (iii) one Demand Registration under this Section 2.2.1(x)(ii), and (iv) three Demand Registrations under this Section 2.2.1 (in cases where the Initial Demanding Holder is the Sponsor).

2.2.2          Effective Registration. A Registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and PubCo has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority in interest of the Initial Demanding Holders, thereafter elects to continue the offering; provided, further, that, subject to Section 2.2.3, PubCo shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

2.2.3          Underwritten Offering. If the Demanding Holders so elect and such holders so advise PubCo as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by the holders initiating the Demand Registration, and subject to the approval of PubCo.

2.2.4          Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises PubCo and the Demanding Holders in writing that the dollar amount or number of Registrable Securities which the Demanding Holders desire to sell, taken together with all other Ordinary Shares or other securities which PubCo desires to sell and the Ordinary Shares, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other shareholders of PubCo who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then PubCo shall include in such registration:

(a)          first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders (pro rata in accordance with the number of shares that each such Demanding Holder has requested be included in such registration, regardless of the number of shares held by each such Demanding Holder (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Shares;

(b)          second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (a), the Ordinary Shares or other securities that PubCo desires to sell that can be sold without exceeding the Maximum Number of Shares; and

(c)          third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (a) and (b), the Ordinary Shares or other securities for the account of other persons that PubCo is obligated to register pursuant to written contractual arrangements with such persons, as to which “piggy-back” registration has been requested by the holders thereof, Pro Rata, that can be sold without exceeding the Maximum Number of Shares.

2.2.5          Withdrawal. If a majority in interest of the Demanding Holders disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such majority in interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to PubCo and the Underwriter or Underwriters of its request to withdraw prior to the launch of the roadshow (or other formal marketing activities) by the Underwriters with respect to such Demand Registration. If the majority in interest of the Demanding Holders, withdraw from a proposed offering relating to a Demand Registration, then either the Demanding Holders shall reimburse PubCo for the costs associated with the withdrawn registration (in which case such registration shall not count as a Demand Registration provided for in Section 2.2) or the withdrawn registration shall count as a Demand Registration provided for in Section 2.2.

2.3          Piggy-Back Registration.

2.3.1          Piggy-Back Rights. If at any time after the expiration of any lock-up to which such securities are subject pursuant to any Lock-Up Agreement, PubCo proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by PubCo for its own account or for shareholders of PubCo for their account (or by PubCo and by shareholders of PubCo including, without limitation, pursuant to Section 2.2), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to PubCo’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of PubCo or (iv) for a dividend reinvestment plan, then PubCo shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holders may request in writing within five days following receipt of such notice (a “Piggy-Back Registration”). PubCo shall cause such Registrable Securities to be included in such registration and shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of PubCo and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

2.3.2          Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises PubCo and the holders of Registrable Securities in writing that the dollar amount or number of Ordinary Shares which PubCo desires to sell, taken together with Ordinary Shares, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the holders of Registrable Securities hereunder and the Registrable Securities as to which registration has been requested under this Section 2.3, exceeds the Maximum Number of Shares, then PubCo shall include in any such registration:

(a)          if the registration is undertaken for PubCo’s account:

(i)          first, the Ordinary Shares or other securities that PubCo desires to sell that can be sold without exceeding the Maximum Number of Shares;

(ii)          second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Ordinary Shares or other securities, if any, comprised of Registrable Securities, as to which registration has been requested pursuant to the terms hereof, that can be sold without exceeding the Maximum Number of Shares, Pro Rata; and

(iii)          third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Ordinary Shares or other securities for the account of other persons that PubCo is obligated to register pursuant to written contractual piggy-back registration rights with such persons and that can be sold without exceeding the Maximum Number of Shares; and

(b)          if the registration is a “demand” registration undertaken at the demand of persons other than the holders of Registrable Securities:

(i)          first, the Ordinary Shares or other securities for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares;

(ii)          second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Ordinary Shares or other securities that PubCo desires to sell that can be sold without exceeding the Maximum Number of Shares;

(iii)          third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Ordinary Shares or other securities, if any, comprised of Registrable Securities, Pro Rata, as to which registration has been requested pursuant to the terms hereof, that can be sold without exceeding the Maximum Number of Shares;

(iv)          fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii) and (iii), the Ordinary Shares or other securities for the account of other persons that PubCo is obligated to register pursuant to written contractual arrangements with such persons, that can be sold without exceeding the Maximum Number of Shares.

2.3.3          Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to PubCo of such request to withdraw prior to (i) in the case of an underwritten offering, the launch of the roadshow (or other formal marketing activities) by the Underwriters; and (ii) otherwise, the effectiveness of the Registration Statement. PubCo (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement. Notwithstanding any such withdrawal, PubCo shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 3.3.

2.3.4          Restriction of Offerings. Notwithstanding anything to the contrary contained in this Agreement, an Investor shall not be entitled to request, and PubCo shall not be obligated to request, the Commission to declare any registration effective pursuant to this Section 2 with respect to any Registrable Securities that are subject to any transfer restrictions under any applicable Lock-Up Agreement.

REGISTRATION PROCEDURES.

3.1          Filings; Information. Whenever PubCo is required to effect the registration of any Registrable Securities pursuant to Section 2 (other than in connection with the PIPE Registration Statement to the extent any of the following only relates to an underwritten offering), PubCo shall use its commercially reasonable efforts to take all actions reasonably necessary to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as reasonably expeditiously as practicable without causing any undue disruption to the business of PubCo, and in connection with any such request:

3.1.1          Filing Registration Statement. PubCo shall use its commercially reasonable efforts to, as reasonably expeditiously as possible without causing any undue disruption to the business of PubCo after receipt of a request for a Demand Registration pursuant to Section 2.2, prepare and file with the Commission a Registration Statement on any form for which PubCo then qualifies or which counsel for PubCo shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its commercially reasonable efforts to cause such Registration Statement to become effective and use its commercially reasonable efforts to keep it effective for the Effectiveness Period;

3.1.2          Deferment. Notwithstanding any other provision of this Agreement to the contrary, PubCo shall have the right to defer any registration of Registrable Securities hereunder or suspend the disposition of Registrable Securities pursuant to an existing Registration Statement covering such Registrable Securities for such period as may be applicable, in each case if PubCo determines, in the good faith judgment of the Board of Directors of PubCo, that it would be materially detrimental to PubCo and its shareholders for such registration of Registrable Securities to be effected or for a party to dispose of Registrable Securities pursuant to an existing Registration Statement at such time; provided, however, that PubCo shall not have the right to exercise the right set forth in this Section 3.1.2 more than once or for more than a total of 120 days in any 12-month period in respect of the registration of Registrable Securities hereunder.

3.1.3          Copies. PubCo shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

3.1.4          Amendments and Supplements. PubCo shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn (the “Effectiveness Period”).

3.1.5          Notification. After the filing of a Registration Statement, PubCo shall promptly, and in no event more than three Business Days after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within three Business Days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and PubCo shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, PubCo shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon.

3.1.6          Securities Laws Compliance. PubCo shall use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of PubCo and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that PubCo shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction.

3.1.7          Agreements for Disposition. PubCo shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

3.1.8          Comfort Letter. PubCo shall obtain a “cold comfort” letter from PubCo’s independent registered public accountants in the event of an underwritten offering, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority in interest of the participating holders.

3.1.9          Opinions. On the date the Registrable Securities are delivered for sale pursuant to any Registration, PubCo shall obtain an opinion, and negative assurance (“10b-5”) letter dated such date, of one (1) counsel representing PubCo for the purposes of such Registration, addressed to the holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance (“10b-5”) letter, and reasonably satisfactory to a majority in interest of the participating holders.

3.1.10          Cooperation. The principal executive officer of PubCo, the principal financial officer of PubCo, the principal accounting officer of PubCo and all other officers and members of the management of PubCo shall use their reasonable efforts to cooperate in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors (including participation in “road shows” as may be reasonably requested by Underwriters).

3.1.11          Records. Upon execution of confidentiality agreements which are reasonably satisfactory in form and substance to PubCo, PubCo shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant, other professional or other representative retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of PubCo, as shall be necessary to enable them to exercise their due diligence responsibility, and cause PubCo’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

3.1.12          Earnings Statement. PubCo shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its shareholders, as soon as practicable, an earnings statement covering a period of 12 months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.1.13          Listing. PubCo shall use its commercially reasonable efforts to cause all Registrable Securities included in any Registration Statement to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by PubCo are then listed or designated.

3.2          Obligation to Suspend Distribution. Upon receipt of any notice from PubCo of the happening of any event of the kind described in Section 3.1.5(iv), or, upon any suspension by PubCo, pursuant to a written insider trading compliance program adopted by PubCo’s Board of Directors, of the ability of all “insiders” covered by such program to transact in PubCo’s securities because of the existence of material non-public information, each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 3.1.5(iv) or the restriction on the ability of “insiders” to transact in PubCo’s securities is removed, as applicable, and, if so directed by PubCo, each such holder will deliver to PubCo all copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

3.3          Registration Expenses. PubCo shall bear all costs and expenses incurred in connection with the Resale Shelf Registration Statement pursuant to Section 2.1, any Demand Registration pursuant to Section 2.2, any Demand Takedown pursuant to Section 2.1.5(a)(i), any Piggy-Back Registration pursuant to Section 2.3, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) PubCo’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.11; (vi) any fees of the Financial Industry Regulatory Authority, Inc.; (vii) fees and disbursements of counsel for PubCo and fees and expenses for independent certified public accountants retained by PubCo; (viii) the fees and expenses of any special experts retained by PubCo in connection with such registration and (ix) the fees and expenses of one legal counsel selected by the holders of a majority in interest of the Registrable Securities included in such registration, after consultation with the holders of a majority in interest of the Registrable Securities included in such registration. PubCo shall have no obligation to pay any underwriting discounts, selling commissions or transfer taxes attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts, selling commissions or transfer taxes shall be borne by such holders. Additionally, in an underwritten offering, all selling shareholders and PubCo shall bear the fees and expenses of the Underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.

3.4          Information. The holders of Registrable Securities shall promptly provide such information as may reasonably be requested by PubCo, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act and in connection with PubCo’s obligation to comply with Federal and applicable state securities laws.

INDEMNIFICATION AND CONTRIBUTION.

4.1          Indemnification by PubCo. PubCo agrees to indemnify and hold harmless each Investor and each other holder of Registrable Securities, and each of their respective officers, employees, Affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls an Investor and each other holder of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Investor Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus, summary prospectus or free writing prospectus relating to the registration of such Registrable Securities, or any amendment or supplement to any of the foregoing, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by PubCo of the Securities Act or any rule or regulation promulgated thereunder applicable to PubCo and relating to action or inaction required of PubCo in connection with any such registration; and PubCo shall promptly reimburse the Investor Indemnified Party for any reasonable and documented out-of-pocket expenses properly incurred by such Investor Indemnified Party in connection with investigating and defending any such expense (including the reasonable and documented and properly incurred fees and disbursements of legal counsel), loss, judgment, claim, damage, liability or action; provided, however, that PubCo will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, or free writing prospectus or any such amendment or supplement, in reliance upon and in conformity with information furnished to PubCo, in writing, by such selling holder expressly for use therein, or is based on any selling holder’s violation of the federal securities laws (including Regulation M) or failure to sell the Registrable Securities in accordance with the plan of distribution contained in the prospectus.

4.2          Indemnification by Holders of Registrable Securities. Each selling holder of Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling holder, indemnify and hold harmless PubCo, each of its directors and officers, and each other selling holder and each other person, if any, who controls another selling holder within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus, summary prospectus or free writing prospectus relating to the registration of such Registrable Securities, or any amendment or supplement to any of the foregoing, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, solely to the extent that the statement or omission was made in reliance upon and in conformity with information furnished in writing to PubCo by such selling holder expressly for use therein, or is based on any selling holder’s violation of the federal securities laws (including Regulation M) or failure to sell the Registrable Securities in accordance with the plan of distribution contained in the prospectus, and shall reimburse PubCo, its directors and officers, and each other selling holder or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling holder.

4.3          Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Sections 4.1 or 4.2, such person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof; provided, however, that (i) in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel, which counsel is reasonably acceptable to the Indemnifying Party) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the reasonable and documented and properly incurred fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release, in form and substance reasonably satisfactory to the Indemnified Party, of such Indemnified Party from all liability arising out of such claim or proceeding, and does not involve the imposition of equitable remedies or the imposition of any material obligations on the Indemnified Party.

4.4          Contribution.

4.4.1          If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is judicially determined to be unavailable (other than in accordance with the terms hereof) to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4.2 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.

4.4.3          The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable, documented and properly incurred legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

RULES 144, 144A AND REGULATION S.

5.1          PubCo shall use commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if PubCo is not required to file such reports, it will, upon the reasonable request of any holder of Registrable Securities, make publicly available such necessary information for so long as reasonably necessary to permit sales that would otherwise be permitted by this Agreement pursuant to Rule 144, Rule 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time or any similar rule or regulation hereafter adopted by the Commission), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without Registration under the Securities Act in transactions that would otherwise be permitted by this Agreement and within the limitation of the exemptions provided by (i) Rules 144, 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, PubCo will deliver to such holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

5.2          If requested, PubCo shall cooperate with the holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing such Registrable Securities and not bearing any restrictive legends (including the delivery of any required opinions to the applicable transfer agent).

TERMINATION OF PRIOR AGREEMENT AND TERMINATION AND EFFECTIVENESS OF THIS AGREEMENT.

6.1          SPAC, Sponsor and each “Holder” (as defined in the Prior Agreement) hereby agree that the Prior Agreement shall terminate as of the Acquisition Merger Closing, and thereafter the Prior Agreement shall be of no further force and effect.

6.2          This Agreement shall take effect as of and from the Acquisition Merger Closing; provided, that (i) if the Business Combination Agreement is terminated pursuant to its terms, this Agreement shall automatically terminate, without action of any party hereto, and be of no further force and effect; and (ii) for the avoidance of doubt, if the Business Combination Agreement is terminated prior to the Acquisition Merger Closing, this Agreement shall not become effective and shall be deemed void.

6.3          With effect from the Acquisition Merger Closing, each party to this Agreement hereby irrevocably waives and agrees not to exercise or enforce any rights it may have (i) in respect of the registration of Registrable Securities pursuant to any other agreement including, without limitation, PubCo Warrants (and Ordinary Shares issuable in connection with the exercise of any such PubCo Warrants) under the Amended and Restated Warrant Agreement, including under section 7.4.1 thereof, and (ii) without limiting the generality of (i), arising from or pursuant to the Company Shareholder’s Agreement.

MISCELLANEOUS.

7.1          Other Registration Rights and Arrangements. PubCo represents and warrants that as of the date of this Agreement, no person, other than the holders of (i) Registrable Securities, (ii) PIPE Securities, and (iii) PubCo Warrants under the Amended and Restated Warrant Agreement has any right to require PubCo to register any of PubCo’s share capital for sale or to include PubCo’s share capital in any registration filed by PubCo for the sale of share capital for its own account or for the account of any other person. The Investors hereby acknowledge that PubCo has granted resale registration rights to holders of PIPE Securities in the PIPE Subscription Agreements and holders of PubCo Warrants under the Amended and Restated Warrant Agreement, and that nothing herein shall restrict the ability of PubCo to fulfill its obligations under the PIPE Subscription Agreements or the Amended and Restated Warrant Agreement. As of the Acquisition Closing there will not be any registration rights related to securities of PubCo other than under this Agreement and the PIPE Subscription Agreements.

7.2          Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of PubCo hereunder may not be assigned or delegated by PubCo in whole or in part. This Agreement and the rights, duties and obligations of the holders of Registrable Securities hereunder may be freely assigned or delegated by such holder of Registrable Securities in conjunction with and to the extent of any permitted transfer of Registrable Securities by any such holder not prohibited by any Lock-Up Agreement. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns and the holders of Registrable Securities and their respective successors and permitted assigns. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Section 4 and this Section 7.2. The rights of a holder of Registrable Securities under this Agreement may be transferred by such a holder to a transferee who acquires or holds Registrable Securities equal to at least 0.1% of the Registrable Securities held by the holders of Registrable Securities on the date hereof; provided, that such transfer is in compliance with the provisions of any applicable Lock-Up Agreement; provided, further, that such transferee has executed and delivered to PubCo a properly completed agreement to be bound by the terms of this Agreement substantially in form attached as an Exhibit hereto (an “Addendum Agreement”), and the transferor shall have delivered to PubCo no later than 30 days following the date of the transfer, written notification of such transfer setting forth the name of the transferor, the name and address of the transferee, and the number of Registrable Securities so transferred. The execution of an Addendum Agreement by the parties thereto shall constitute a permitted amendment of this Agreement notwithstanding the provisions of Section 7.9.

7.3          Notices. All general notices, demands or other communications required or permitted to be given or made hereunder (“Notices”) shall be in writing and delivered personally or sent by courier or sent by registered post or sent by electronic mail to the intended recipient thereof at its address or at its email address set out below (or to such other address or email address as a party may from time to time notify the other parties). Any such Notice shall be deemed to have been duly served (a) if given personally or sent by courier, upon delivery during normal business hours at the location of delivery or, if later, then on the next Business Day after the day of delivery; (b) if sent by electronic mail during normal business hours at the location of delivery, immediately, or, if later, then on the next Business Day after the day of delivery; (c) the third Business Day following the day sent by reputable international overnight courier (with written confirmation of receipt), and (d) if sent by registered post, five days after posting. The initial addresses and email addresses of the parties for the purpose of this Agreement are:

If to PubCo:

J1 Holdings Inc.
c/o Grab Holdings Inc.
9 Straits View, #23-07/12
Marina One West Tower, Singapore 018937
Attention: Mr. Anthony Tan, Mr. John Cordova
Email: Redact

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
6 Battery Road, Suite 23-02
Singapore 049909
Email: jonathan.stone@skadden.com; rajeev.duggal@skadden.com
Attention: Jonathan B. Stone/Rajeev P. Duggal, Esq.

with a copy (which shall not constitute notice) to:

Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, NY 10004-1482, U.S.A.
Email: ken.lefkowitz@hugheshubbard.com
Attention: Kenneth A. Lefkowitz

If to Sponsor or SPAC:

Altimeter Growth Corp.
Address: 2550 Sand Hill Road, Suite 150
Menlo Park, CA 94025
Email: Redact
Attention: Hab Siam, General Counsel

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP
Address: 1900 University Avenue, 6th Floor
East Palo Alto, CA 94303
Email: paul.scrivano@ropesgray.com
Attention: Paul S. Scrivano, Esq.

If to an Investor, to the address set forth under such Investor’s signature to this Agreement or to such Investor’s address as found in PubCo’s books and records.

7.4          Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The parties hereto further agree that if any provision contained in this Agreement is, to any extent, held invalid or unenforceable in any respect under the laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained in this Agreement that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties hereto.

7.5          Headings, Counterparts. The headings in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two or more counterparts, and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document, but all of which together shall constitute one and the same instrument. Copies of executed counterparts of this Agreement transmitted by electronic transmission (including by email or in .pdf format) or facsimile as well as electronically or digitally executed counterparts (such as DocuSign) shall have the same legal effect as original signatures and shall be considered original executed counterparts of this Agreement.

7.6          Governing Law. This Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of laws that would otherwise require the application of the law of any other state.

7.7          Jurisdiction; WAIVER OF TRIAL BY JURY. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE (OR, TO THE EXTENT SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, THE SUPERIOR COURT OF THE STATE OF DELAWARE, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE) SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A DELAWARE STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 7.3 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 7.7.

7.8          Entire Agreement. This Agreement (together with the Business Combination Agreement, and any applicable Lock-Up Agreement to the extent incorporated herein, and including all agreements entered into pursuant hereto or thereto or referenced herein or therein and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, including without limitation the Prior Agreement.

7.9          Amendments. This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed by PubCo and a majority in interest of the holders of Registrable Securities at the time of such amendment. In addition, any amendment or modification to this Agreement that would have a disproportionately adverse effect on any party’s rights hereunder in any material respect shall require the prior written consent of such party.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

PUBCO:

J1 HOLDINGS INC.

By:
Name:
Title:

SPAC:

ALTIMETER GROWTH CORP.

By:
Name:
Title:

SPONSOR:

ALTIMETER GROWTH HOLDINGS

By:
Name:
Title:

INVESTORS:

[Signature blocks to be inserted.]